Exhibit B

Company	Commission Filing

Dominion Resources, Inc.
Articles of Incorporation as in effect August 9, 1999	Exhibit B-1, Form U5B
Articles of Amendment, establishing Series A Preferred Stock, effective March 12, 2001	Exhibit 3.2, Form S-4, dated September 20, 2001, File No. 1-8489
Bylaws as in effect on October 20, 2000	Exhibit 3, Form 10-Q for the quarter ended September 30, 2000, File No. 1-8489

CNG International Corporation
Certificate of Incorporation, effective January 19, 1996	Exhibit B-12, Form U5B
Bylaws, effective August 1, 1996	Exhibit B-12, Form U5B

Consolidated Natural Gas Company
Certificate of Incorporation, as amended, effective January 28, 2000	Exhibit B-10, Form U5B
Bylaws, as amended, effective December 15, 2000	Exhibit B-1, Form U5S for the year ended December 31, 2000

Dominion Capital, Inc.
Articles of Incorporation, as amended and restated, effective July 28, 1986	Exhibit B-2, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-2, Form U5B

Dominion Cove Point, Inc.
Articles of Incorporation, dated August 13, 2002	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, effective August 13, 2002	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Energy, Inc.
Articles of Restatement, effective April 14, 1989	Exhibit B-3, Form U5B
Bylaws, as amended, effective October 15, 1999	Exhibit B-3, Form U5B

Dominion Energy Marketing, Inc.
Certificate of Incorporation, effective September 28, 2000	(filed herewith)
Certificate of Amendment, effective April 8, 2004	(filed herewith)
Bylaws, effective September 28, 2000	(filed herewith)

Dominion Equipment, Inc.
Articles of Incorporation, effective October 4, 1999	(filed herewith)
Bylaws, effective October 4, 1999	(filed herewith)

Dominion Exploration & Production, Inc.
Certificate of Incorporation, as amended, April 12, 2000	Exhibit B-4, Form U5B
Bylaws, as amended, effective January 1, 2002	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Field Services, Inc.
Certificate of Incorporation, as amended April 1, 2000	Exhibit B-6, Form U5B
Bylaws, as amended April 1, 2000	Exhibit B-6, Form U5B

Dominion Nuclear Marketing I, Inc.
Articles of Incorporation, effective August 24, 2000	(filed herewith)
Bylaws, effective August 24, 2000	(filed herewith)

Exhibit B

Company	Commission Filing

Dominion Nuclear Marketing I, Inc.
Articles of Incorporation, effective August 24, 2000	(filed herewith)
Bylaws, effective August 24, 2000	(filed herewith)

Dominion Nuclear, Inc.
Certificate of Incorporation, effective August 2, 2000	Exhibit B, Form U5S for the year ended December 31, 2002
Certificate of Amendment, effective August 23, 2000	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, as amended, effective August 23, 2000	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Oklahoma Texas Exploration & Production, Inc.
Certificate of Incorporation, effective September 21, 2001	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, effective September 21, 2001	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Reserves, Inc.
Articles of Incorporation, effective November 1, 1988	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, amended and restated effective December 15, 1997	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Resources Services, Inc.
Articles of Incorporation, as amended December 19, 2000	Exhibit B-4, Form U5S for the year ended December 31, 2000
Bylaws, as amended, effective December 31, 2000	Exhibit B-5 Form U5S for the year ended December 31, 2000,

Dominion Retail, Inc.
Certificate of Incorporation, as amended September 5, 2000	Exhibit B-6, Form U5S for the year ended December 31, 2000
Bylaws, as amended effective September 5, 2000	Exhibit B-7 Form U5S for the year ended December 31, 2000
Dominion Stateline, Inc.
Certificate of Incorporation, dated February 21, 2002	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, effective February 21, 2002	Exhibit B, Form U5S for the year ended December 31, 2002

Dominion Storage, Inc.
Articles of Incorporation, effective July 15, 1996	(filed herewith)
Bylaws, as amended and restated effective December 15, 1997	(filed herewith)

Dominion Transmission, Inc.
Certificate of Incorporation, as amended, effective April 11, 2000	Exhibit B-5, Form U5B
Bylaws, as amended, effective April 11, 2000	Exhibit B-5, Form U5B

DT Services, Inc.
Article of Incorporation, dated December 19, 2000	Exhibit B, Form U5S for the year ended December 31, 2002
Bylaws, As Amended and Restated effective March 1, 2001	Exhibit B, Form U5S for the year ended December 31, 2002

Exhibit B

Company	Commission Filing

Hope Gas, Inc.
Certificate of Incorporation, as amended, effective October 13, 1994	Exhibit B-15, Form U5B
Bylaws, as amended, effective June 1, 1998	Exhibit B-15, Form U5B

The East Ohio Gas Company
Articles of Incorporation, as amended, effective December 30, 1996	Exhibit B-14, Form U5B
Regulations, as amended, effective September 15, 1999	Exhibit B-14, Form U5B

The Peoples Natural Gas Company
Articles of Incorporation, as amended, effective September 2, 1993	Exhibit B-16, Form U5BS
Bylaws, as amended, effective September 15, 1999	Exhibit B, Form U5S for the year ended December 31, 2002

Virginia Electric and Power Company
Retstate Articles of Incorporation, as in effect on October 28, 2003	Exhibit 3.1, Form 10-Q for the quarter ended September 30, 2003, File No. 1-2255.
Bylaws, as amended, effective April 28, 2000	Exhibit 3, Form 10-Q for the period ended March 31, 2000, File No. 1-2255

Virginia Power Energy Marketing
Articles of Incorporation, effective August 7, 1998	(filed herewith)
Bylaws, effective October 29, 1998	(filed herewith)

Virginia Power Services, Inc.
Articles of Incorporation, as amended, as in effect July 29, 1999	(filed herewith)
Bylaws, as amended effective April 27, 2001	(filed herewith)

DOMINION ENERGY MARKETING, INC.
CERTIFICATE OF INCORPORATION

ARTICLE
NAME

The name of the corporation is Dominion Energy Marketing, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Rudolph Bumgardner, IV, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is his act and deed on this 28th day of September 2000.

/s/ Rudolph Bumgardner, IV Rudolph Bumgardner, IV, Incorporator

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
DOMINION ENERGY MARKETING, INC.

Dominion Energy Marketing, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST. The name of the corporation (hereinafter called the "corporation") is Dominion Energy Marketing, Inc.

SECOND. The certificate of incorporation of the corporation is hereby amended by striking out Article III thereof and by substituting in lieu of said Article the following new Article:

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one thousand (1,000). All such shares are to be Common Stock, no par value per share, and are to be of one class.

THIRD. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FOURTH. The effective date of the amendment herein certified shall be April 8, 2004.

IN WITNESS WHEREOF, said corporation has caused this Certificate to be signed on April 7, 2004.

DOMINION ENERGY MARKETING, INC.
/s/ E. J. Marks, III By: E. J. Marks, III Its: Assistant Secretary

DOMINION ENERGY MARKETING, INC.

BYLAWS

EFFECTIVE SEPTEMBER 28, 2000

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority, to a maximum commitment level of $10 million and in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION EQUIPMENT, INC.
ARTICLES OF INCORPORATION

October 4, 1999

ARTICLE I

The name of the Corporation is Dominion Equipment, Inc.

ARTICLE II

The purpose for which the Corporation is organized is to carry on any business not prohibited by law or required to be specifically set forth in these Articles.

ARTICLE III

The Corporation shall have authority to issue 100 shares of Common Stock without par value.

ARTICLE IV

The number of Directors shall be fixed by the Bylaws.

Each Director and Officer shall be indemnified by the Corporation against liabilities, fines, penalties and claims imposed upon or asserted against him (including amounts paid in settlement) by reason of having been such a Director or Officer, whether or not then continuing so to be, and against all expenses (including counsel fees) reasonably incurred by him in connection therewith, except in relation to matters as to which he shall have been finally adjudged to be liable by reason of having been guilty of gross negligence or willful misconduct in the performance of his duty as such Director or Officer. In the event of any other judgment against such Director or Officer or in the event of a settlement, the indemnification shall be made only if the Corporation shall be advised, in case none of the persons involved shall be or have been a Director of the corporation, by the Board of Directors, and otherwise by independent counsel to be appointed by the Board of Directors, that in its or his opinion such Director of Officer was not guilty of gross negligence or willful misconduct in the performance of his duty, and, in the event of a settlement, that such settlement was, or if still to be made is, in the best interests of the Corporation. If the determination is to be made by the Board of Directors, it may rely, as to all questions of law, on the advice of independent counsel. Every reference herein to Director or Officer shall include every Director or Officer or former Director or Officer of the Corporation and every person who may have served at its request as a Director or Officer of another corporation in which the Corporation owns shares of stock or of which it is a creditor or, in case of a non-stock corporation, to which the Corporation contributed and, in all of such cases, his executors and administrators. The right of indemnification hereby provided shall not be exclusive of any other rights to which any Director or Officer may be entitled.

ARTICLE V

The address of the initial registered office of the Corporation, which is located in the City of Richmond, Virginia, is c/o Dominion Resources, Inc., 100 Tredegar Street, 2nd Floor, P. O. Box 26532, Richmond, Virginia 23261. The initial registered agent of the Corporation is Christine M. Schwab, whose business office is identical with the registered office and who is a member of the Virginia State Bar, and a resident of the State of Virginia.

Incorporator: /s/ Christine M. Schwab Christine M. Schwab

DOMINION EQUIPMENT, INC.

BYLAWS

As in Effect October 4, 1999

ARTICLE I MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), any Chief Executive Officer or the Board of Directors. The Board may delegate to the Secretary or another officer of the Company the right to fix a meeting date based on specified parameters.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the persons specified in Section 2.12 shall preside, or, if none be present, a chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the chairman of the meeting shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the third Friday in April of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, any Chief Executive Officer, any President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. The Board may delegate to the Secretary or another officer of the Corporation the right to fix a record date based on specified parameters. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

If not otherwise fixed pursuant to the provisions of this Section, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the Section 1.9.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or, by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

1.10 Inspectors of Election. The chairman of the meeting shall appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II. DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent directors. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected,

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors.

A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs,

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings, Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, any Chief Executive Officer or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, any Chief Executive Officer or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he or she may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy, facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

2.12 Chairman of the Board of Directors and Vice Chairman. The Chairman of the Board of Directors shall preside at the meeting of the Board of Directors. He or she may call meetings of the Board of Directors and of any Committee thereof whenever he or she deems it necessary. He or she shall call to order, and act as chairman of, all meetings of the shareholders and prescribe rules of procedure therefor. He or she shall perform the duties commonly incident to his or her office and such other duties as the Board of Directors shall designate from time to time.

In the absence of the Chairman of the Board of Directors, the Vice Chairman of the Board of Directors, if one has been elected, shall perform his or her duties. The Vice Chairman, if any, shall also perform the duties commonly incident to his or her office and such other duties as the Board of Directors shall designate from time to time. In the absence of the Vice Chairman of the Board of Directors, or if no Vice Chairman has been elected, his or her duties shall be performed by a Chief Executive Officer of the Corporation. If more than one Chief Executive Officer has been appointed, the Chairman shall from time to time designate the order in which such chief executive officers shall serve in the event of such absences.

ARTICLE III. OFFICERS

3.1 Officers. The Board of Directors shall appoint such officers of the Corporation with such titles and duties as the Board in its discretion may determine. The Chairman of the Board of Directors and the Vice Chairman, if one is elected, shall be officers unless they are not full-time employees of the Corporation. The officers and the Chairman of the Board shall be elected or appointed by the Board of Directors after each election of directors by the shareholders, and a meeting of the Board of Directors may be held without notice for the purpose of electing officers following the annual meeting of the shareholders. The foregoing shall not preclude the Board from electing individual officers at any regular or special meeting of the Board of Directors.

The Board of Directors may appoint one or more Chief Executive Officers, Presidents, Chief Operating Officers, Chief Financial Officers, Treasurers and Controllers and other officers with such titles, powers and duties with respect to the Corporation and its operating divisions as the Board of Directors may prescribe. Except as otherwise prescribed by the Board of Directors, such officers shall have the power and duties commonly incident to their offices. Where more than one such Chief Executive Officer or Chief Financial Officer has been so appointed, each shall be authorized to execute documents on behalf of the Corporation as its chief executive officer or chief financial officer, as the case may be, for purposes of filing the same with governmental or regulatory authorities including, without limitation, the State Corporation Commission of the Commonwealth of Virginia and the Securities and Exchange Commission.

The officers appointed by the Board of Directors shall include a Secretary who shall perform the duties as are commonly incident to such office.

The Board of Directors, in its discretion, may appoint one or more Executive Vice Presidents, Senior Vice Presidents or Vice Presidents and one or more assistant officers to any of the officers it appoints with the exception of any Chief Executive Officers, Presidents, Chief Operating Officers or Chief Financial Officers, and may appoint such other officers or agents as it may deem advisable and prescribe their powers and duties. Unless otherwise provided by the Board, any such officer or agent shall have the powers and duties commonly incident to his office.

Except as otherwise provided by the Board of Directors, each Chief I Executive Officer, President, Executive Vice President, Senior Vice President and Vice President shall have authority to sign certificates of stock, bonds, deeds and contracts and to delegate such authority in such manner as may be approved by a Chief Executive Officer or President.

3.2 Eligibility of Officers. The Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, any Chief Executive Officer and any President of the Corporation shall be Directors. The office of Chief Executive Officer may be held by a person who does not also hold the office of President. In the case where a Chief Executive Officer who is not a President has been appointed by the Board of Directors, any President also appointed shall not be chief executive officer, but shall have such other powers and responsibilities as are prescribed by the Board of Directors and these Bylaws. Any person may hold more than one office provided, however, that neither the Secretary, any Treasurer, any Chief Financial Officer or any Controller shall at the same time hold the office of Chairman of the Board of Directors or any office as Chief Executive Officer or President.

3.3 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.4 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.5 Duties of Officers. A Chief Executive Officer and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

3.6 Priority of Officers. In the event of the absence or disability of a Chief Executive Officer, the duties and powers of the Chief Executive Officer shall be performed and exercised by the President; and in the event of the absence or disability of a President, the duties and powers of the President shall be performed and exercised by the Executive Vice President, Senior Vice President or Vice President designated to so act by the line of succession provided by the Board of Directors, or if not so provided by the Board of Directors, in accordance with the order of priority set forth below. Where the absent or disabled Chief Executive Officer or President has been appointed for a division, the officers in the line of succession referred to in this Article shall, unless otherwise provided by the Board of Directors, be officers in the corresponding division. The order of priority among Vice Presidents for succession referred to above is:

(a) The Executive Vice Presidents in order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in order of their seniority in age;

(b) The Senior Vice Presidents in order of their seniority of first election to such office, or if two or more shall have been first elected to such office on the same day, in order of their seniority in age;

(c) All other Vice Presidents at the principal office of the Corporation in the order of their seniority of first election to such office or if two or more shall have been first elected to such office on the same day, the order of their seniority in age; and

(d) Any other persons that are designated on a list that shall have been approved by the Board of Directors, such persons to be taken in such order of priority and subject to such conditions as may be provided in the resolution approving the list.

ARTICLE IV. SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by a Chief Executive Officer, a President, an Executive Vice President or a Senior Vice President and by a Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owners of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V. MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, any Chief Executive Officer, President, Executive Vice President, Senior Vice President, Vice President or the Secretary may from time to time appoint one or more attorneys-in- fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, a Chief Executive Officer, a President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors.

Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

DOMINION NUCLEAR MARKETING I, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Nuclear Marketing I, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Christine M. Schwab, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTORS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is her act and deed on this 24th day of August 2000.

/s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION NUCLEAR MARKETING I, INC.

BYLAWS

EFFECTIVE AUGUST 24, 2000

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority, to a maximum commitment level of $10 million and in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION NUCLEAR MARKETING II, INC.
CERTIFICATE OF INCORPORATION

ARTICLE I
NAME

The name of the corporation is Dominion Nuclear Marketing II, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE III
AUTHORIZED SHARES

The total number of shares of stock that the Corporation shall have authority to issue is one hundred (100). All such shares are to be Common Stock, no par value per share, and are to be of one class.

ARTICLE IV
REGISTERED OFFICE AND REGISTERED AGENT

The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, County of New Castle, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE V
INCORPORATOR

The incorporator of the Corporation is Christine M. Schwab, whose mailing address is c/o Dominion Resources, Inc., P.O. Box 26532, Richmond, Virginia 23261.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaws whether adopted by them or otherwise.

ARTICLE VII
LIMIT ON LIABILITY

No director of this corporation shall be liable to the corporation or its stockholders for monetary damages for breach or breaches of fiduciary duties as a director, provided that the provisions of this article shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit. Any amendment, modification or repeal of this Article VII shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE VIII
DIRECTRS

The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as the initial director of the Corporation until the first annual meeting of stockholders of the Corporation, or until his successor is elected and qualified, is:

NAME	ADDRESS
Thomas F. Farrell, II	c/o Dominion Energy, Inc. 120 Tredegar Street Richmond, Virginia 23219

Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot. The number of directors shall be fixed in the bylaws.

IN WITNESS WHEREOF, the undersigned incorporator hereby acknowledges that, the foregoing Certificate of Incorporation is her act and deed on this 24th day of August 2000.

/s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION NUCLEAR MARKETING II, INC.

BYLAWS

EFFECTIVE AUGUST 24, 2000

ARTICLE I
STOCKHOLDERS

1.1 Annual Meetings. An annual meeting of the stockholders shall be held for the election of directors on the third Tuesday in May of each year or on such other date and at such time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

1.2 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board, if any, the President or the Board of Directors. Such special meetings shall be held at such date, time and place either within or without the State of Delaware as may be stated in the notice of the meeting.

1.3 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Company.

1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in Section 1.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Company or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Company, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of any corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.6 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.7 Voting; Proxies. (a) Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question.

(b) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

(c) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to this subsection (b) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

(1) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

(2) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram, or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

(d) Any copy, facsimile, telecommunication or other reliable reproduction of the writing or transmission created pursuant to this subsection (c) of this Section, may be submitted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile, telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(e) A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Company generally. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Company. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or by the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting, provided that (except as otherwise required by law or by the Certificate of Incorporation) the Board of Directors may require a larger vote upon any election or question.

1.8 Fixing Date for Determination of Stockholders of Record.

(a) Notice and Voting Rights: In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(b) Consents: In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the Certificate of Incorporation or these Bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) Other Lawful Action: In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

1.9 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

1.10 Consent of Stockholders in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, or any verifiable electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The consent or consents shall be delivered to the Company by delivery to its registered office, principal place of business, or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Company's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by law, to the Company, written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner indicated above. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
BOARD OF DIRECTORS

2.1 Functions and Compensation. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors of the Company. The Board of Directors shall have the authority to fix the compensation of the members thereof.

2.2 Number; Qualifications. The Board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders.

2.3 Election; Resignation; Removal; Vacancies. The Board of Directors shall initially consist of the persons elected as such by the incorporator. At the first annual meeting of stockholders and at each annual meeting thereafter, the stockholders shall elect Directors to replace those Directors whose terms then expire. Any Director may resign at any time upon written notice to the Company. Stockholders may remove Directors with or without cause by vote of a majority of the shares then entitled to vote at an election of directors. Any vacancy occurring in the Board of Directors for any cause may be filled by a majority of the remaining members of the Board of Directors, although such majority is less than a quorum, or by a plurality of the votes cast at a meeting of stockholders, and each Director so elected shall hold office until the expiration of the term of office of the Director whom he has replaced.

2.4 Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

2.5 Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, any Vice President, the Secretary, or by a plurality of directors in office. Reasonable notice thereof shall be given by the person or persons calling the meeting, not later than the second day before the date of the special meeting.

2.6 Telephonic Meetings Permitted. Members of the Board of Directors may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.6 shall constitute presence in person at such meeting.

2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.9 Action by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing or by any electronic transmission, and the writing, writings, or electronic transmission are filed with the minutes of proceedings of the Board.

ARTICLE III
OFFICERS

3.1 Executive Officers; Election; Qualifications. As soon as practicable after the annual meeting of stockholders in each year the Board of Directors shall elect a President and Secretary, and it may, if it so determines, elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person. The Board of Directors may designate the Chief Executive Officer.

3.2 Term of Office; Resignation; Removal; Vacancies. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding this election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Company. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Company. Any vacancy occurring in any office of the Company by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

3.3 Powers and Duties of Executive Officers. The officers of the Company shall have such powers and duties in the management of the Company as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The President and each Vice President shall have authority to sign certificates for shares of stock, bonds, deeds and all manner of contracts necessary, expedient in or incident to the conduct of the Company's business and to delegate such authority, to a maximum commitment level of $10 million and in accordance with the Company's policies and procedures, in such manner as may be approved by the President. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors in a book to be kept for that purpose. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

3.4 Compensation. The Board of Directors shall fix the compensation of the Chairman of the Board and of the President and shall fix, or authorize the Chairman of the Board or the President to fix, the compensation of any or all others. The Board of Directors may vote compensation to any director for attendance at meetings or for any special services.

ARTICLE IV
STOCK

4.1 Certificates. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Company by the Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Company, certifying the number of shares owned by him in the Company. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Company with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

4.2 Transfer of Stock. Upon surrender to the Company or the transfer agent of the Company of a certificate for shares endorsed or accompanied by a written assignment signed by the holder of record or by his or her duly authorized attorney-in-fact, it shall be the duty of the Company, or its duly appointed transfer agent, to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

4.3 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Company may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE V
MISCELLANEOUS

5.1 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.2 Seal. The Corporate seal shall have the name of the Company inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

5.3 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the stockholders or directors need be specified in any written waiver of notice.

5.4 Interested Directors; Quorum. No contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board which authorizes the contract or transaction, or solely because their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors, and the Board in good faith authorized the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved or ratified, by the Board of Directors or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

5.5 Form of Records. Any records maintained by the Company in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Company shall so convert any records so kept upon the request of any person entitled to inspect the same.

5.6 Amendment of Bylaws. These Bylaws may be altered or repealed, and new bylaws made, by the Board of Directors, but the stockholders may make additional bylaws and may alter and repeal any bylaws whether adopted by them or otherwise.

DOMINION STORAGE, INC.

ARTICLES OF INCORPORATION

ARTICLE I

NAME

The name of the Corporation is Dominion Storage, Inc. (hereinafter referred to as the Corporation).

ARTICLE II

PURPOSE

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically stated in these Articles, for which corporations may be incorporated under the Virginia Stock Corporation Act as amended from time to time.

ARTICLE III

AUTHORIZED SHARES

3.1 Number and Designation. The number and designation of shares that the Corporation shall have authority to issue shall be 100 shares of Common Stock without par value.

3.2 Preemptive Rights. No holder of outstanding shares shall have any preemptive right with respect to (i) any shares of any class of the Corporation, whether now or hereafter authorized, (ii) any warrants, rights or options to purchase any such shares, or (iii) any obligations convertible into any such shares or into warrants, rights or options to purchase any such shares.

3.3 Voting; Distribution. The holders of the Common Shares shall have unlimited voting rights and are entitled to receive the net assets of the Corporation upon the liquidation, dissolution or winding up of the affairs of the Corporation.

ARTICLE IV

REGISTERED OFFICE AND REGISTERED AGENT

The address of the initial registered office of the Corporation, which is located in the City of Richmond, Virginia, is 901 East Byrd Street, Richmond, Virginia 23219. The initial registered agent of the Corporation is Christine M. Schwab, whose business office is identical with the registered office and who is a resident of Virginia and a member of the Virginia State Bar.

ARTICLE V

LIMIT ON LIABILITY AND INDEMNIFICATION

5.1 Limit on Liability. To the full extent that the Virginia Stock Corporation Act, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors or officers, a director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages.

5.2 Mandatory Indemnification. To the full extent permitted and in the manner prescribed by the Virginia Stock Corporation Act and any other applicable law, the Corporation shall indemnify a director or officer of the Corporation who is or was a party to any proceeding by reason of the fact that he is or was such a director or officer or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. In accordance with the foregoing, the Corporation shall make advances and reimbursements for expenses incurred by a director or officer in any proceeding upon receipt of an undertaking from such director or officer to repay the same if it is ultimately determined that such director or officer is not entitled to indemnification. Such undertaking shall be an unlimited, unsecured general obligation of such director or officer and shall be accepted without reference to such director's or officer's ability to make repayment. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested directors, to contract in advance to indemnify any director or officer.

5.3 Permitted Indemnification. The Board of Directors is hereby empowered, by majority vote of a quorum of disinterested directors, to cause the Corporation to indemnify or contract in advance to indemnify any person not specified in Section 5.1 of this Article who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in Section 5.1.

5.4 Insurance. The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by any such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

5.5 Miscellaneous. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based any material respect on any alleged action or failure to act prior to such amendment, modification or repeal. Reference herein to directors, officers, employees or agents shall include former directors, officers, employees and agents and their respective heirs, executors and administrators.

Dated: July 15, 1996
By: /s/ Christine M. Schwab Christine M. Schwab, Incorporator

DOMINION STORAGE, INC.

BYLAWS

AS AMENDED AND RESTATED EFFECTIVE DECEMBER 15, 1997

Dominion Storage, Inc.
A Virginia Corporation

BYLAWS

As Amended and Restated Effective December 15, 1997

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is none in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday of June of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors. A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made at any regular or special meeting of the Board of Directors. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

ARTICLES OF INCORPORATION

OF

VIRGINIA POWER ENERGY MARKETING, INC.

I.

The name of the Corporation shall be VIRGINIA POWER ENERGY MARKETING, INC. (the "Corporation").

II.

The purpose for which the Corporation is formed is to transact any or all lawful business not required to be specifically stated in these Articles for which corporations may be incorporated under the Virginia Stock Corporation Act, as amended from time to time.

III.

The number of shares which the Corporation shall have authority to issue shall be 5000 shares of Common Stock, no par value. No holder of shares of any class of the Corporation shall have any preemptive or preferential right to purchase or subscribe to (i) any shares of any class of the Corporation, whether now or hereafter authorized, (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.

IV.

The initial registered office shall be located at One James River Plaza, 7th and Cary Streets, Richmond, Virginia 23219, and the initial registered agent shall be Thomas F. Farrell, II, who is a resident of Virginia and a member of the Virginia State Bar, and whose business address is the same as the address of the initial registered office.

V.

    In this Article:

    "applicant" means the person seeking indemnification pursuant to this Article;

    "expenses" include counsel fees;

    "liability" means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding;

    "party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding; and

    "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

    In any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, no director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages with respect to any transaction, occurrence or course of conduct, whether prior or subsequent to the effective date of this Article, except for liability resulting from such person's having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.
    The Corporation shall indemnify (i) any person who was or is a party to any proceeding, including a proceeding brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation, or (ii) any director or officer who is or was serving at the request of the Corporation as a director, trustee, partner or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him in connection with such proceeding unless he engaged in willful misconduct or a knowing violation of the criminal law. A person is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested directors, to enter into a contract to indemnify any director or officer in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.
    The provisions of this Article shall be applicable to all proceedings commenced after the adoption hereof by the shareholders of the Corporation, arising from any act or omission, whether occurring before or after such adoption. No amendment or repeal of this Article shall have any effect on the rights provided under this Article with respect to any act or omission occurring prior to such amendment or repeal. The Corporation shall promptly take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligations to make any indemnity under this Article and shall promptly pay or reimburse all reasonable expenses, including attorneys' fees, incurred by any such director or officer in connection with such actions and determinations or proceedings of any kind arising therefrom.
    The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in sections B or C of this Article.
    Any indemnification under section C of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the applicant is proper in the circumstances because he has met the applicable standard of conduct set forth in section C.

The determination shall be made:
      By the Board of Director by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;
      If a quorum cannot be obtained under subsection 1 of this section, by majority vote of a committee duly designated by the Board of Director (in which designated directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;
      By special legal counsel;
        Selected by the Board of Directors or its committee in the manner prescribed in subsections 1 or 2 of this section; or
        If a quorum of the Board of Directors cannot be obtained under subsection 1 of this section and a committee cannot be designated under subsection 2 of this section, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or
      By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

Any evaluation as to reasonableness of expenses shall be made in the same manner as the determination that identification is appropriate, except that if the determination is made by special legal counsel, such evaluation as to reasonableness of expenses shall be made by those entitled under subsection 3 of this section F to select counsel.

Notwithstanding the foregoing, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to this Article shall be made by special legal counsel agreed upon by the Board of Directors and the applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such special legal counsel.

      The Corporation may pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under section C if the applicant furnishes the Corporation:
        a written statement of his good faith belief that he has met the standard of conduct described in section C; and
        a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct.
      The undertaking required by paragraph b of subsection 1 of this section shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.
      Authorizations of payments under this section shall be made by the persons specified in section F.
    The Board of Directors is hereby empowered, by majority vote of a quorum consisting of disinterested Directors, to cause the Corporation to indemnify or contract to indemnify any person not specified in sections B or C of this Article who was, is or may become a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in section C. The provisions of sections D through G of this Article shall be applicable to any indemnification provided hereafter pursuant to this section H.
    The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by him in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.
    Every reference herein to directors, officers, employees or agent shall include former directors, officers, employees and agents and their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Article on the Board of Directors shall not be exclusive of any other rights to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Corporation or others, with respect to claims, issues or matters in relation to which the Corporation would not have the power to indemnify such person under the provisions of this Article. Such rights shall not prevent or restrict the power of the Corporation to make or provide for any further indemnity, or provisions for determining entitlement to indemnify, pursuant to one or more indemnification agreements, bylaws, or other arrangements (including, without limitation, creation of trust funds or security interest funded by letters of credit or other means) approved by the Board of Directors (whether or not any of the directors of the Corporation shall be a party to or beneficiary of any such agreements, bylaws or arrangements); provided, however, that any provision of such agreements, bylaws or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Article or applicable laws of the Commonwealth of Virginia.
    Each provision of this Article shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

Dated: August 7, 1998

VIRGINIA POWER ENERGY
MARKETING, INC.

BYLAWS

EFFECTIVE OCTOBER 29, 1998

Virginia Power Energy Marketing, Inc.
A Virginia Corporation

BYLAWS

ARTICLE I
MEETINGS OF SHAREHOLDERS

1.1 Place and Time of Meetings. Meetings of shareholders shall be held at such place, either within or without the Commonwealth of Virginia, and at such time as may be provided in the notice of the meeting and approved by the Chairman of the Board of Directors (the "Chairman"), the President or the Board of Directors.

1.2 Presiding Officer; Secretary. The Chairman shall preside over all meetings of the shareholders. If he or she is not present, or if there is no Chairman in office, the President or a Vice President shall preside, or, if none be present, a Chairman shall be elected by the meeting. The Secretary of the Company shall act as secretary of all the meetings, if present. If he or she is not present, the Chairman shall appoint a secretary of the meeting.

1.3 Annual Meeting. The annual meeting of shareholders shall be held on the second Tuesday in August of each year or on such date as may be designated by resolution of the Board of Directors from time to time for the purpose of electing directors and conducting such other business as may properly come before the meeting.

1.4 Special Meetings. Special meetings of the shareholders may be called by the Chairman, the President or the Board of Directors and shall be called by the Secretary upon demand of shareholders as required by law. Only business within the purpose or purposes described in the notice for a special meeting of shareholders may be conducted at the meeting.

1.5 Record Dates. The record date for determining shareholders entitled to demand a special meeting is the date the first shareholder signs the demand that the meeting be held.

Except as is provided in the preceding paragraph the Board of Directors may fix, in advance, a record date to make a determination of shareholders for any purpose, such date to be not more than 70 days before the meeting or action requiring a determination of shareholders. If no such record date is set for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or for the determination of shareholders entitled to receive payment of a dividend, then the record date shall be the close of business on the day before the date on which the first notice is given or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be.

When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made, such determination shall be effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

1.6 Notice of Meetings. Written notice stating the place, day and hour of each meeting of shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than 10 nor more than 60 days before the date of the meeting (except when a different time is required in these Bylaws or by law) either personally or by mail, electronic mail, telecopy facsimile or other form of wire or wireless communication, or by private courier to each shareholder of record entitled to vote at such meeting and to such nonvoting shareholders as may be required by law. If mailed, such notice shall be deemed to be effective when deposited in first class United States mail with postage thereon prepaid and addressed to the shareholder at his or her address as it appears on the share transfer books of the Company. If given in any other manner, such notice shall be deemed to be effective (i) when given personally or by telephone, (ii) when sent by electronic mail, telecopy facsimile or other form of wire or wireless communication or (iii) when given to a private courier to be delivered.

If a meeting is adjourned to a different date, time or place, notice need not be given if the new date, time or place is announced at the meeting before adjournment. However, if a new record date for an adjourned meeting is fixed after adjournment of the meeting, notice of the adjourned meeting shall be given to shareholders as of the new record date unless a court provides otherwise.

1.7 Waiver of Notice; Attendance at Meeting. A shareholder may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time of the meeting that is the subject of such notice. The waiver shall be in writing, be signed by the shareholder entitled to the notice and be delivered to the Secretary for inclusion in the minutes or filing with the corporate records.

A shareholder's attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting unless the shareholder, at the beginning of the meeting, objects to holding the meeting or transacting business at the meeting and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

1.8 Quorum and Voting Requirements. Unless otherwise required by law, a majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or shall be set for that adjourned meeting. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a greater or different number of affirmative votes is required by law or the Articles of Incorporation or these Bylaws. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Less than a quorum may adjourn a meeting.

1.9 Action Without Meeting. Action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without action by the Board of Directors if the action is taken by all the shareholders entitled to vote on the action. The action shall be evidenced by one or more written consents describing the action taken, signed by all the shareholders entitled to vote on the action and delivered to the Secretary for inclusion in the minutes or filing with the corporate records. Action taken by unanimous consent shall be effective according to its terms when all consents are in the possession of the Company unless the consent specifies a different effective date, in which event the action taken shall be effective as of the date specified therein provided that the consent states the date of execution by each shareholder. A shareholder may withdraw a consent only by delivering a written notice of withdrawal to the Company prior to the time that all consents are in the possession of the Company.

If not otherwise fixed pursuant to the provisions of Section 1.5, the record date for determining shareholders entitled to take action without a meeting is the date the first shareholder signs the consent described in the preceding paragraph.

1.10 Inspectors of Election. The Chairman of the meeting may appoint one or more inspectors of election to determine the qualifications of voters, the validity of proxies and the results of ballots.

ARTICLE II
DIRECTORS

2.1 General Powers. The Company shall have a Board of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Board of Directors, subject to any limitation set forth in the Articles of Incorporation, and so far as this delegation of authority is not inconsistent with the laws of the Commonwealth of Virginia, with the Articles of Incorporation or with these Bylaws.

2.2 Number, Term and Election. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Removal; Vacancies. The shareholders may remove one or more directors, with or without cause, if the number of votes cast for such removal constitutes a majority of the votes entitled to be cast at an election of directors. A director may be removed by the shareholders only at a meeting called for the purpose of removing him or her and the meeting notice must state that the purpose, or one of the purposes of the meeting, is removal of the director.

A vacancy on the Board of Directors, including a vacancy resulting from the removal of a director or an increase in the number of directors, may be filled by (i) the shareholders, (ii) the Board of Directors or (iii) the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors and may, in the case of a resignation that will become effective at a specified later date, be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

2.4 Annual and Regular Meetings. An annual meeting of the Board of Directors, which shall be considered a regular meeting, shall be held immediately following each annual meeting of shareholders for the purpose of electing officers and carrying on such other business as may properly come before the meeting. The Board of Directors may also adopt a schedule of additional meetings which shall be considered regular meetings. Regular meetings shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the Chairman, the President or the Board of Directors shall designate from time to time. If no place is designated, regular meetings shall be held at the principal office of the Company.

2.5 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman, the President or a majority of the directors of the Company and shall be held at such times and at such places, within or without the Commonwealth of Virginia, as the person or persons calling the meetings shall designate. If no such place is designated in the notice of a meeting, it shall be held at the principal office of the Company.

2.6 Notice of Meetings. No notice need be given of regular meetings of the Board of Directors.

Notices of special meetings of the Board of Directors shall be given to each director in person or delivered to his or her residence or business address (or such other place as he may have directed in writing) not less than twenty-four (24) hours before the meeting by mail, electronic mail, messenger, telecopy facsimile or other means of written communication or by telephoning such notice to him or her. Any such notice shall be given by the Secretary, the directors or the officer calling the meeting and shall set forth the time and place of the meeting and state the purpose for which it is called.

2.7 Waiver of Notice; Attendance at Meeting. A director may waive any notice required by law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice and such waiver shall be equivalent to the giving of such notice. Except as provided in the next paragraph of this section, the waiver shall be in writing, signed by the director entitled to the notice and filed with the minutes or corporate records.

A director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director, at the beginning of the meeting or promptly upon his or her arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

2.8 Quorum; Voting. A majority of the number of directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business at a meeting of the Board of Directors. If a quorum is present when a vote is taken, the affirmative vote of a majority of the directors present is the act of the Board of Directors except as otherwise provided by law, the Articles of Incorporation or these Bylaws. A director who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken is deemed to have assented to the action taken unless (i) he or she objects, at the beginning of the meeting or promptly upon his or her arrival, to holding it or transacting specified business at the meeting or (ii) he or she votes against or abstains from the action taken.

2.9 Telephonic Meetings. The Board of Directors may permit any or all directors to participate in a regular or special meeting by or conduct the meeting through the use of any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

2.10 Action Without Meeting. Action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. The action shall be evidenced by one or more written consents stating the action taken, signed by each director either before or after the action is taken and included in the minutes or filed with the corporate records. Action taken under this section shall be effective when the last director signs the consent unless the consent specifies a different effective date, in which event the action taken is effective as of the date specified therein, provided the consent states the date of execution by each director.

2.11 Compensation. The Board of Directors may fix the compensation of directors, subject to approval of shareholders, and may provide for the payment of all expenses incurred by them in attending meetings of the Board of Directors.

ARTICLE III
OFFICERS

3.1 Officers. The officers of the Company shall be a President and a Secretary and, in the discretion of the Board of Directors, a Chairman of the Board of Directors, one or more Vice-Presidents, a Treasurer and such other officers as may be deemed necessary or advisable to carry on the business of the Company. Any two or more offices may be held by the same person unless otherwise required by law. The Board of Directors may designate the Chief Executive Officer.

3.2 Election; Term. Officers shall be elected at the annual meeting of the Board of Directors and may be elected at such other time or times as the Board of Directors shall determine. They shall hold office, unless removed, until the next annual meeting of the Board of Directors or until their successors are elected. Any officer may resign at any time upon written notice to the Board of Directors and such resignation shall be effective when notice is delivered unless the notice specifies a later effective date. Vacancies among the officers shall be filled by a vote of the Board of Directors.

3.3 Removal of Officers. The Board of Directors may remove any officer at any time, with or without cause.

3.4 Duties of Officers. The President and the other officers shall have such powers and duties as generally pertain to their respective offices as well as such powers and duties as may be delegated to them from time to time by the Board of Directors.

ARTICLE IV
SHARE CERTIFICATES

4.1 Entitlement. Every shareholder shall be entitled to a certificate or certificates for shares of record owned by him or her in such form as may be prescribed by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.

4.2 Authorization to Issue. Notwithstanding the foregoing, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series without certificates. Within a reasonable time after the issue or transfer of shares without certificates, the Company shall send the shareholder a written statement of the information required on certificates by the Virginia Stock Corporation Act or other applicable law.

4.3 Transfer of Shares. Shares may be transferred by delivery of the certificate accompanied either by an assignment in writing on the back of the certificate or by a written power of attorney to sell, assign and transfer the same on the books of the Company, signed by the person appearing from the certificate to be the owner of the shares represented thereby, and shall be transferable on the books of the Company upon surrender thereof so assigned or endorsed. The person registered on the books of the Company as the owner of any shares shall be entitled exclusively, as the owner of such shares, to receive dividends and to vote in respect thereof.

4.4 Fractional shares. The Company may issue fractional shares.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.1 Voting of Shares Held. Unless the Board of Directors shall otherwise provide, the Chairman of the Board of Directors, the President, any Vice President, or the Secretary may from time to time appoint one or more attorneys-in-fact or agents of the Company, in the name and on behalf of the Company, to cast the votes that the Company may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities of which may be held by the Company, at the meeting of the holders of any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Company such written proxies, consents, waivers of other instruments as he or she may deem necessary or proper; or either the Chairman of the Board of Directors, the President or the Secretary may himself or herself attend any meeting of the shareholders of any such other corporation and thereat vote or exercise any or all other powers of the Company as the shareholder of such other corporation.

5.2 Corporate Seal. In the discretion of the officers, the Company may have a corporate seal. If created, the corporate seal of the Company shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word ASeal@ and the name of the Company.

5.3 Fiscal Year. The fiscal year of the Company shall be determined in the discretion of the Board of Directors, but in the absence of any such determination it shall be the calendar year.

5.4 Amendments. These Bylaws may be amended or repealed, and new Bylaws may be made by the Board of Directors at any regular or special meeting. Bylaws made by the Board of Directors may be repealed or changed and new Bylaws may be made by the shareholders, and the shareholders may prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board of Directors.

ARTICLES OF INCORPORATION, AS AMENDED

As in effect on July 29, 1999

OF

VIRGINIA POWER SERVICES, INC.

I.

The name of the Corporation shall be VIRGINIA POWER SERVICES, INC. (the "Corporation").

II.

The purpose for which the Corporation is formed is to transact any or all lawful business, not required to be specifically noted in these Articles, for which corporations may be incorporated under the Virginia Stock Corporation Act as amended from time to time.

III.

The number of shares which the Corporation shall have authority to issue shall be 5000 shares of Common Stock, no par value. No holder of shares of any class of the Corporation shall have any preemptive or preferential right to purchase or subscribe to (i) any shares of any class of the Corporation, whether now or hereafter authorized; (ii) any warrants, rights, or options to purchase any such shares; or (iii) any securities or obligations convertible into any such shares or into warrants, rights, or options to purchase any such shares.

IV.

The initial registered office of the Corporation shall be located at One James River Plaza, 7th & Cary Streets, Richmond, Virginia 23219, and the initial registered agent shall be J. Kennerly Davis, Jr., who is a resident of Virginia and a director of the Corporation, and whose business address is the same as the address of the initial registered office.

V.

The number of Directors constituting the initial Board of Directors shall be five (5), and the names and addresses of the persons who are to serve as the initial Directors are as follows:
Dr. James T. Rhodes One James River Plaza 7th & Cary Streets Richmond, Virginia 23219
Robert E. Rigsby One James River Plaza 7th & Cary Streets Richmond, Virginia 23219
Edgar M. Roach One James River Plaza 7th & Cary Streets Richmond, Virginia 23219
J. Kennerly Davis, Jr. One James River Plaza 7th & Cary Streets Richmond, Virginia 23219

VI.

(1) In this Article:

"applicant" means the person seeking indemnification pursuant to this Article.

"expenses" includes counsel fees.

"liability" means the obligation to pay a judgment, settlement, penalty, fine, including any excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding.

"party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

"proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

(2) In any proceeding brought by or in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, no director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages with respect to any transaction, occurrence or course of conduct, whether prior or subsequent to the effective date of this Article, except for liability resulting from such person's having engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law.

(3) The Corporation shall indemnify (i) any person who was or is a party to any proceeding, including a proceeding brought by a shareholder in the right of the Corporation or brought by or on behalf of shareholders of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation, or (ii) any director or officer who is or was serving at the request of the Corporation as a director, trustee, partner or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred by him in connection with such proceeding unless he engaged in willful misconduct or a knowing violation of the criminal law. A person is considered to be serving an employee benefit plan at the Corporation's request if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan. The Board of Directors is hereby empowered, by a majority vote of a quorum of disinterested directors, to enter into a contract to indemnify any director or officer in respect of any proceedings arising from any act or omission, whether occurring before or after the execution of such contract.

(4) The provisions of this Article shall be applicable to all proceedings commenced after the adoption hereof by the shareholders of the Corporation, arising from any act or omission, whether occurring before or after such adoption. No amendment or repeal of this Article shall have any effect on the rights provided under this Article with respect to any act or omission occurring prior to such amendment or repeal. The Corporation shall promptly take all such actions, and make all such determinations, as shall be necessary or appropriate to comply with its obligation to make any indemnity under this Article and shall promptly pay or reimburse all reasonable expenses, including attorneys' fees, incurred by any such director or officer in connection with such actions and determinations or proceedings of any kind arising therefrom.

(5) The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the applicant did not meet the standard of conduct described in Section (2) or (3) of this Article.

(6) Any indemnification under section (3) of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the applicant is proper in the circumstances because he has met the applicable standard of conduct set forth in section (3).

The determination shall be made:

(a) By the Board of Directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;

(b) If a quorum cannot be obtained under subsection (a) of this section, by majority vote of a committee duly designated by the Board of Directors (in which designation directors who are parties may participate), consisting solely of two or more directors not at the time parties to the proceeding;

(c) By special legal counsel:

(i) Selected by the Board of Directors or its committee in the manner prescribed in subsection (a) or (b) of this section; or

(ii) If a quorum of the Board of Directors cannot be obtained under subsection (a) of this section and a committee cannot be designated under subsection (b) of this section, selected by majority vote of the full Board of Directors, in which selection directors who are parties may participate; or

(d) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

Any evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is appropriate, except that if the determination is made by special legal counsel, such evaluation as to reasonableness of expenses shall be made by those entitled under subsection (c) of this section (6) to select counsel.

Notwithstanding the foregoing, in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act or omission with respect to which indemnification is claimed, any determination as to indemnification and advancement of expenses with respect to any claim for indemnification made pursuant to this Article shall be made by special legal counsel agreed upon by the Board of Directors and the applicant. If the Board of Directors and the applicant are unable to agree upon such special legal counsel the Board of Directors and the applicant each shall select a nominee, and the nominees shall select such special legal counsel.

(7) (a) The Corporation may pay for or reimburse the reasonable expenses incurred by any applicant who is a party to a proceeding in advance of final disposition of the proceeding or the making of any determination under section (6) if the applicant furnishes the Corporation:

(i) a written statement of his good faith belief that he has met the standard of conduct described in section (3); and

(ii) a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet such standard of conduct.

(b) The undertaking required by paragraph (ii) of subsection (a) of this section shall be an unlimited general obligation of the applicant but need not be secured and may be accepted without reference to financial ability to make repayment.

(c) Authorizations of payments under this section shall be made by the persons specified in section (6).

(8) The Board of Directors is hereby empowered, by majority vote of a quorum consisting of disinterested Directors, to cause the Corporation to indemnify or contract to indemnify any person not specified in section (2) or (3) of this Article who was, is or may become a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in section (3). The provisions of sections (4) through (7) of this Article shall be applicable to any indemnification provided hereafter pursuant to this section (8).

(9) The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by him in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

(10) Every reference herein to directors, officers, employees or agents shall include former directors, officers, employees and agents and their respective heirs, executors and administrators. The indemnification hereby provided and provided hereafter pursuant to the power hereby conferred by this Article on the Board of Directors shall not be exclusive of any other rights to which any person may be entitled, including any right under policies of insurance that may be purchased and maintained by the Corporation or others, with respect to claims, issues or matters in relation to which the Corporation would not have the power to indemnify such person under the provisions of this Article. Such rights shall not prevent or restrict the power of the Corporation to make or provide for any further indemnity, or provisions for determining entitlement to indemnity, pursuant to one or more indemnification agreements, bylaws, or other arrangements (including, without limitation, creation of trust funds or security interests funded by letters of credit or other means) approved by the Board of Directors (whether or not any of the directors of the Corporation shall be a party to or beneficiary of any such agreements, bylaws or arrangements); provided, however, that any provision of such agreements, bylaws or other arrangements shall not be effective if and to the extent that it is determined to be contrary to this Article or applicable laws of the Commonwealth of Virginia.

(11) Each provision of this Article shall be severable, and an adverse determination as to any such provision shall in no way affect the validity of any other provision.

Dated: January 28, 1997

/s/ W. Hildebrandt Surgner, Jr.
W. Hildebrandt Surgner, Jr. Incorporator

VIRGINIA POWER SERVICES, INC.

BYLAWS

As amended effective April 27, 2001

ARTICLE I

Meetings of Shareholders

1.1 Places of Meetings. All meetings of the shareholders shall be held at such place, either within or without the Commonwealth of Virginia, as may, from time to time, be fixed by the Board of Directors.

1.2 Annual Meetings. The Annual Meeting of the Shareholders shall be held on the fourth Friday in April in each year if not a legal holiday, and if a legal holiday then on the next business day not a legal holiday. In the event that such Annual Meeting is omitted by oversight or otherwise on the date herein provided for, the Board of Directors shall cause a meeting in lieu thereof to be held as soon thereafter as conveniently may be, and any business transacted or elections held at such meeting shall be as valid as if transacted or held at the Annual Meeting. Such subsequent meeting shall be called in the same manner as provided for Special Shareholders' Meetings.

1.3 Special Meetings. Special meetings of shareholders for any purpose or purposes may be called at any time by the President of the Corporation, or by a majority of the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

1.4 Notice of Meetings. Except as otherwise required by law, written or printed notice stating the place, day and hour of every meeting of the shareholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be mailed not less than ten nor more than sixty days before the date of the meeting to each shareholder of record entitled to vote at such meeting, at his address that appears in the share transfer books of the Corporation. Meetings may be held without notice if all the shareholders entitled to vote at the meeting are present in person or by proxy or if notice is waived in writing by those not present, either before or after the meeting.

1.5 Quorum. Except as otherwise required by the Articles of Incorporation, any number of shareholders together holding at least a majority of the outstanding shares of capital stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may be adjourned from time to time by a majority of the shareholders present or represented by proxy without notice other than by announcement at the meeting.

1.6 Voting. At any meeting of the shareholders each shareholder of a class entitled to vote on the matters coming before the meeting shall have one vote, in person or by proxy, for each share of capital stock standing in his or her name on the books of the Corporation at the time of such meeting or on any date fixed by the Board of Directors not more than seventy (70) days prior to the meeting. Every proxy shall be in writing, dated and signed by the shareholder entitled to vote or his duly authorized attorney-in-fact.

ARTICLE II

Directors

2.1 General Powers. The property, affairs and business of the Corporation shall be managed under the direction of the Board of Directors, and except as otherwise expressly provided by law, the Articles of Incorporation or these Bylaws, all of the powers of the Corporation shall be vested in such Board.

2.2 Number of Directors. The number of directors of the Company may be fixed or changed from time to time by resolution of the Board of Directors but shall not be less than one (1) nor more than ten (10) directors. A decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until his or her death, resignation, retirement or removal or until his or her successor is elected.

2.3 Election of Directors.

(a) Directors shall be elected at the annual meeting of shareholders to succeed those Directors whose terms have expired and to fill any vacancies thus existing.

(b) Directors shall hold their offices for terms of one year and until their successors are elected. Any Director may be removed from office at a meeting called expressly for that purpose by the vote of shareholders holding not less than a majority of the shares entitled to vote at an election of Directors.

(c) Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of the majority of the remaining Directors though less than a quorum of the Board of Directors.

(d) A majority of the number of Directors fixed by these Bylaws shall constitute a quorum for the transaction of business. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

2.4 Meetings of Directors. Meetings of the Board of Directors shall be held at places within or without the Commonwealth of Virginia and at times fixed by resolution of the Board, or upon call of the President, and the Secretary or officer performing the Secretary's duties shall give not less than twenty-four (24) hours' notice by letter, telegraph or telephone (or in person) of all meetings of the Directors, provided that notice need not be given of regular meetings held at times and places fixed by resolution of the Board. An annual meeting of the Board of Directors shall be held as soon as practicable after the adjournment of the annual meeting of shareholders. Meetings may be held at any time without notice if all of the Directors are present, or if those not present waive notice in writing either before or after the meeting. Directors may be allowed, by resolution of the Board, a reasonable fee and expenses for attendance at meetings.

ARTICLE III

Committees

Committees. The Board of Directors, by resolution duly adopted, may establish committees of the Board, including an executive committee, having limited authority in the management of the affairs of the Corporation as it may deem advisable and the members, terms and authority of such committees shall be as set forth in the resolutions establishing the same.

ARTICLE IV

Officers.

4.1 Election. The officers of the Corporation shall consist of a President and a Secretary. In addition, such other officers as are provided in Section 4.3 of this Article may from time to time be elected by the Board of Directors. All officers shall hold office until the next annual meeting of the Board of Directors or until their successors are elected. Any two officers may be combined in the same person as the Board of Directors may determine.

4.2 Removal of Officers; Vacancies. Any officer of the Corporation may be removed summarily with or without cause, at any time by a resolution passed at any meeting by affirmative vote of a majority of the number of Directors fixed by these Bylaws. Vacancies may be filled at any meeting of the Board of Directors.

4.3 Other Officers. Other officers may from time to time be elected by the Board, including, without limitation, a Chief Executive Officer, one or more Vice Presidents (any one or more of whom may be designated as Executive Vice President or Senior Vice President), Assistant Secretaries and Assistant Treasurers.

4.4 Duties. The officers of the Corporation shall have such duties as generally pertain to their offices, respectively, as well as such powers and duties as are hereinafter provided and as from time to time shall be conferred by the Board of Directors. The Board of Directors may require any officer to give such bond for the faithful performance of his duties as the Board may see fit.

ARTICLE V

Capital Stock

5.1 Certificates. The shares of capital stock of the Corporation shall be evidenced by certificates in forms prescribed by the Board of Directors and executed in any manner permitted by law and stating thereon the information required by law. Transfer agents and/or registrars for one or more classes of shares of the Corporation may be appointed by the Board of Directors and may be required to countersign certificates representing shares of such class or classes. If any officer whose signature or facsimile thereof shall have been used on a share certificate shall for any reason cease to be an officer of the Corporation and such certificate shall not then have been delivered by the Corporation, the Board of Directors may nevertheless adopt such certificate and it may then be issued and delivered as though such person had not ceased to be an officer of the Corporation.

5.2 Lost, Destroyed and Mutilated Certificates. Holders of the shares of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors, may, in its discretion, cause one or more new certificates for the same number of shares in the aggregate to be issued to such shareholder upon the surrender of the mutilated certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as the Board of Directors may require.

5.3 Transfer of Shares. The shares of the Corporation shall be transferable or assignable only on the books of the Corporation by the holders in person or by attorney on surrender of the certificate for such shares duly endorsed and, if sought to be transferred by attorney, accompanied by a written power of attorney to have the same transferred on the books of the Corporation. The Corporation will recognize the exclusive right of the person registered on its books as the owner of shares to receive dividends and to vote as such owner.

5.4 Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or entitled to receive payment for any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than seventy (70) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

ARTICLE VI

Miscellaneous Provisions

6.1 Fiscal Year. The fiscal year of the Corporation shall end on December 31st of each year, and shall consist of such accounting periods as may be recommended by the Treasurer and approved by the Board of Directors.

6.2 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders and Board of Directors; and shall keep its registered office or principal place of business, or at the office of its transfer agent or registrar a record of its shareholders, giving the names and addresses of all shareholders, and the number, class and series of the shares being held.

6.3 Checks, Notes and Drafts. Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

6.4 Amendment of Bylaws. These Bylaws may be amended or altered at any meeting of the Board of Directors by affirmative vote of a majority of the number of Directors fixed by these Bylaws. The shareholders entitled to vote in respect of the election of Directors, however, shall have the power to rescind, alter, amend or repeal any Bylaws and to enact Bylaws that, if expressly so provided, may not be amended, altered or repealed by the Board of Directors.

6.5 Voting of Shares Held. Unless otherwise provided by resolution of the Board of Directors, the President shall from time to time appoint an attorney or attorneys or agent or agents of this Corporation, in the name and on behalf of this Corporation, to cast the vote which this Corporation may be entitled to cast as a shareholder or otherwise in any other corporation, any of whose stock or securities may be held in this Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation, and shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of this Corporation and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises; or, in lieu of such appointment, the President may attend in person any meetings of the holders of shares or other securities of any such other corporation and there vote or exercise any or all power of this Corporation as the holder of such shares or other securities of such other corporation.